Exhibit 99.1
1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

Contact:

Liz Sharp, VP, Investor Relations

lsharp@aob.com

(573) 303-4620

American Outdoor Brands, Inc. Reports

Fourth Quarter and Full Year Fiscal 2022 Financial Results

• Full Year Net Sales $247.5 Million

• Full Year e-commerce Channel Sales $97.4 Million -- Traditional Channel Sales $150.1 Million

• Full Year Gross Margin 46.2% (+40 Basis Points)

COLUMBIA, Mo., July 14, 2022 – American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT), an industry leading provider of products and accessories for rugged outdoor enthusiasts, today announced financial results for the fourth quarter and full year fiscal 2022 ended April 30, 2022.

Full Year Fiscal 2022 Financial Highlights

•
Full year net sales were $247.5 million, a decrease of $29.2 million, or 10.5%, compared with record net sales of $276.7 million for the prior year. On a two-year basis, net sales grew 47.9%, reflecting increases in both e-commerce and traditional sales channels.
•
Full year gross margin was 46.2%, an increase of 40 basis points, over gross margin of 45.8% for the prior year.
•
Full year GAAP net loss was $64.9 million, or $4.66 per diluted share, compared with net income of $18.4 million, or $1.29 per diluted share, last year. During the fourth quarter, the decline in our stock price and resulting market capitalization constituted a triggering event under Accounting Standards Codification No. 350, Intangible-Goodwill and Other (ASC 350), requiring the Company to record a $67.8 million, non-cash impairment charge. The impairment charge and related income tax effect, which when combined, negatively impacted basic and diluted earnings per share by $5.37. Excluding the impairment and related tax charges, diluted earnings per share would have been $0.71.
•
Full year non-GAAP net income was $24.7 million, or $1.77 per diluted share, compared with non-GAAP net income of $33.0 million, or $2.32 per diluted share, for the prior year. GAAP to non-GAAP adjustments for net income exclude a non-cash impairment of goodwill, acquired intangible amortization, stock compensation, transition costs, technology implementation, acquisition costs, COVID-19 expenses, related party interest, and other costs. For a detailed reconciliation, see the schedules that follow in this release.
•
Full year Adjusted EBITDAS was $35.0 million, or 14.2% of net sales, compared with $47.3 million, or 17.1% of net sales, for the prior year. For a detailed reconciliation, see the schedules that follow in this release.

1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

Fourth Quarter Fiscal 2022 Financial Highlights

•
Quarterly net sales were $45.9 million, a decrease of $18.6 million, or 28.8%, compared with record net sales of $64.5 million for the comparable quarter last year. On a two-year basis, net sales grew 6.5% over the fourth quarter of fiscal 2020, reflecting growth in the traditional channel of 18.0%.
•
Quarterly gross margin was 43.8%, compared with quarterly gross margin of 44.4% for the comparable quarter last year.
•
Quarterly GAAP net loss was $76.7 million, or ($5.71) per diluted share, compared with net income of $1.2 million, or $0.09 per diluted share, for the comparable quarter last year. The $67.8 million non-cash impairment charge and related income tax effect, which when combined, negatively impacted basic and diluted earnings per share by $5.57. Excluding the impairment and related tax charges, diluted earnings per share would have been ($0.14).
•
Quarterly non-GAAP net income was $1.9 million, or $0.14 per diluted share, compared with non-GAAP net income of $4.9 million, or $0.34 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments for net income exclude a non-cash impairment of goodwill, fair value inventory step-up, acquired intangible amortization, stock compensation, technology implementation, acquisition costs, and other costs. For a detailed reconciliation, see the schedules that follow in this release.
•
Quarterly Adjusted EBITDAS was $3.2 million, or 7.0% of net sales, compared with $7.0 million, or 10.8% of net sales, for the comparable quarter last year. For a detailed reconciliation, see the schedules that follow in this release.

Brian Murphy, President and Chief Executive Officer, said, “Fiscal 2022 marks the completion of our first full year as a standalone company dedicated to building authentic, lifestyle brands that help consumers make the most out of the moments that matter. On a two-year basis, we delivered net sales growth of nearly 48% over our pre-pandemic levels, reflecting strength in both our traditional and e-commerce channels, and driven primarily by growth of over 56% in our outdoor lifestyle category, which consists of products related to hunting, fishing, camping, and rugged outdoor activities.

“Over the course of the year, we remained firmly focused on our long-term strategic priorities and we believe we made significant progress across those objectives. We continued to expand our presence, growing our international net sales by nearly 40% year-over-year, and we leveraged our Dock & Unlock™ strategy to deliver a steady flow of exciting new products that generated nearly 26% of our fiscal 2022 revenue. Our direct-to-consumer offering demonstrated strong momentum, growing 73% in fiscal 2022, as we continued to move closer to our core customer with authentic and in-demand brands. Lastly, we expanded our outdoor lifestyle category and entered the attractive grilling market with the acquisition of Grilla Grills®. We believe our achievements in fiscal 2022 helped us to strengthen our foundation and diversify our company, while building stronger, long-lasting relationships with our consumers. None these achievements would have been possible without the loyalty, hard work, and dedication of our employees, who helped move American Outdoor Brands forward on the path toward an exciting, long-term future.”

1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

Andrew Fulmer, Chief Financial Officer, said, “Our fiscal 2022 results demonstrate our ability to effectively deploy our capital and execute on our value-creation strategy, which focuses on investing in organic growth opportunities through innovation while identifying and pursuing accretive acquisitions that meet our criteria. At the same time, we continued to opportunistically return capital to shareholders, as evidenced by a $15 million share repurchase program we completed in fiscal 2022, demonstrating our Board’s confidence in the business and its commitment to a well-balanced capital allocation program that considers the perspectives of our shareholders. Our cash balance, combined with the capacity on our line of credit, provided us with almost $70 million of available capital at the end of fiscal 2022. We believe our solid financial position enables us to continue executing on our long-term strategic plan, investing in our business and addressing the exciting growth opportunities we have identified for fiscal 2023 and beyond.”

Conference Call and Webcast

The Company will host a conference call and webcast today, July 14, 2022, to discuss its fourth quarter and full year fiscal 2022 financial and operational results. Speakers on the conference call will include Brian Murphy, President and Chief Executive Officer, and Andrew Fulmer, Chief Financial Officer. The conference call may include forward-looking statements and a discussion of non-GAAP financial measures. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (866) 374-5140 and reference PIN number 14795297#. No RSVP is necessary. The conference call audio webcast can also be accessed live on the Company's website at www.aob.com, under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “non-GAAP income per share diluted,” “Adjusted EBITDAS,” and “free cash flow” are presented. A reconciliation of these and other non-GAAP financial measures are contained at the end of this press release. A reconciliation of projected non-GAAP income per share diluted and free cash flow are contained under the “Outlook” section of this press release. From time-to-time, the Company considers and uses these non-GAAP financial measures as supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The Company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) fair value inventory step-up (ii) amortization of acquired intangible assets, (iii) goodwill impairment, (iv) stock compensation, (v) transition costs, (vi) COVID-19 expenses, (vii) technology implementation, (viii) acquisition costs, (ix) the tax effect of non-GAAP adjustments, (x) interest expense, (xi) income tax expense/(benefit), (xii) depreciation and amortization, and (xiii) related party interest income; and (2) the non-GAAP measures that exclude such information. The Company presents these non-GAAP measures because it considers them an important supplemental measure of its performance and believes the disclosure of such measures provides useful information to investors regarding the Company’s financial condition and results of operations. The Company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The Company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company's GAAP measures. The principal limitations of these measures are that they do not reflect the Company's actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

About American Outdoor Brands, Inc.

American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT) is an industry leading provider of outdoor products and accessories, including hunting, fishing, camping, shooting, and personal security and defense products, for rugged outdoor enthusiasts. The company produces innovative, top quality products under its brands BOG®; BUBBA®; Caldwell®; Crimson Trace®; Frankford Arsenal®; Grilla Grills®; Hooyman®; Imperial®; LaserLyte®; Lockdown®; MEAT!; Old Timer®; Schrade®; Tipton®; Uncle Henry®; ust®; and Wheeler®. For more information about all the brands and products from American Outdoor Brands, Inc., visit www.aob.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. All statements other than statements of historical facts contained or incorporated herein by reference in this press release, including statements regarding our future operating results, future financial position, business strategy, objectives, goals, plans, prospects, markets, and plans and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “targets,” “contemplates,” “projects,” “predicts,” “may,” “might,” “plan,” “would,” “should,” “could,” “may,” “can,” “potential,” “continue,” “objective,” or the negative of those terms, or similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. Specific forward-looking statements in this press release include our dedication to building authentic, lifestyle brands that help consumers make the most out of the moments that matter; our belief that our achievements in fiscal 2022 helped us to strengthen our foundation and diversify our company, while building stronger, long-lasting relationships with our consumers; our belief that we made significant progress across our long-term strategic priorities; our belief regarding the demand for our new products; our belief that we are on the path to an exciting, long-term future; our belief that our fiscal 2022 results demonstrate our ability to effectively deploy our capital and execute on our value-creation strategy; our belief that our solid financial position enables us to continue executing on our long-term strategic plan, investing in our business and addressing the exciting growth opportunities we have identified for fiscal 2023 and beyond; the potential for future acquisitions; and our guidance for fiscal 2022. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, the effects of the COVID-19, pandemic, including potential disruptions in our ability to source the materials necessary for the production of our products, disruptions and delays in the manufacture of our products, and difficulties encountered by retailers and other components of the distribution channel for our products; economic, social, political, legislative, and regulatory factors; lawsuits and their effect on us; inventory levels, both internally and in the distribution channel, in excess of demand; natural disasters, pandemics, seasonality, news events, political events, and consumer tastes; future investments for capital expenditures; future products and product development; the features, quality, and performance of our products; the success of our strategies and marketing programs; our market share and factors that affect our market share; liquidity and anticipated cash needs and availability; the supply, availability, and costs of materials and components and related tariffs; our ability to maintain and enhance brand recognition and reputation; risks associated with the distribution of our products and overall availability of labor; and, other factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2022.

1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
	As of:
	April 30, 2022	April 30, 2021
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$19,521	$60,801
Accounts receivable, net of allowance for credit losses of $129 on April 30, 2022 and $119 on April 30, 2021	28,879	37,487
Inventories	121,683	74,296
Prepaid expenses and other current assets	8,491	7,098
Income tax receivable	1,231	149
Total current assets	179,805	179,831
Property, plant, and equipment, net	10,621	9,715
Intangible assets, net	63,194	54,920
Goodwill	—	64,315
Right-of-use assets	23,884	25,375
Deferred income taxes	—	6,683
Other assets	336	424
Total assets	$277,840	$341,263
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$13,563	$16,021
Accrued expenses	7,853	9,843
Accrued payroll and incentives	2,788	6,774
Lease liabilities, current	1,803	1,771
Accrued profit sharing	998	1,933
Total current liabilities	27,005	36,342
Notes and loans payable, net of current portion	24,697	—
Lease liabilities, net of current portion	23,076	24,780
Other non-current liabilities	31	236
Total liabilities	74,809	61,358
Equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 14,240,290 shares issued and 13,403,326 shares outstanding on April 30, 2022 and 14,059,440 shares issued and outstanding on April 30, 2021	14	14
Additional paid in capital	268,393	265,362
Retained (deficit)/earnings	(50,351)	14,529
Treasury stock, at cost (836,964 shares on April 30, 2022)	(15,025)	—
Total equity	203,031	279,905
Total liabilities and equity	$277,840	$341,263

1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS)/INCOME
(In thousands, except per share data)

	For the Three Months Ended April 30,		For the Years Ended April 30,
	2022	2021	2022	2021
	(Unaudited)
Net sales	$45,893	$64,473	$247,526	$276,687
Cost of sales	25,769	35,821	133,287	149,859
Gross profit	20,124	28,652	114,239	126,828
Operating expenses:
Research and development	1,147	737	5,501	5,378
Selling, marketing, and distribution	11,677	15,347	56,168	56,773
General and administrative	10,224	11,283	41,244	41,182
Goodwill impairment	67,849	—	67,849	—
Total operating expenses	90,897	27,367	170,762	103,333
Operating (loss)/income	(70,773)	1,285	(56,523)	23,495
Other income/(expense), net:
Other income, net	306	145	1,311	497
Interest (expense)/income, net	(157)	(41)	(324)	300
Total other income, net	149	104	987	797
(Loss)/income from operations before income taxes	(70,624)	1,389	(55,536)	24,292
Income tax expense	6,062	141	9,344	5,887
Net (loss)/income/comprehensive (loss)/income	$(76,686)	$1,248	$(64,880)	$18,405
Net (loss)/income per share:
Basic	$(5.71)	$0.09	$(4.66)	$1.31
Diluted	$(5.71)	$0.09	$(4.66)	$1.29
Weighted average number of common shares outstanding:
Basic	13,433	14,030	13,930	13,997
Diluted	13,433	14,287	13,930	14,225

1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS

	For the Years Ended April 30,
	2022	2021
	(In thousands)
Cash flows from operating activities:
Net (loss)/income	$(64,880)	$18,405
Adjustments to reconcile net income to net cash (used in)/provided by operating activities:
Depreciation and amortization	16,967	19,827
Loss on sale/disposition of assets	161	107
Provision for credit losses on accounts receivable	17	(48)
Goodwill impairment	67,849	—
Deferred income taxes	6,683	(3,103)
Stock-based compensation expense	2,812	2,910
Changes in operating assets and liabilities:
Accounts receivable	8,591	(2,343)
Inventories	(41,431)	(14,297)
Accounts payable	(4,521)	7,632
Accrued liabilities	(7,061)	10,158
Other	(3,140)	(5,928)
Net cash (used in)/provided by operating activities	(17,953)	33,320
Cash flows from investing activities:
Acquisition of business	(27,000)	—
Payments to acquire patents and software	(3,191)	(558)
Payments to acquire property and equipment	(3,397)	(3,623)
Net cash used in investing activities	(33,588)	(4,181)
Cash flows from financing activities:
Proceeds from loans and notes payable	25,170	—
Payments to acquire treasury stock	(15,025)	—
Net transfers from former Parent	—	31,485
Cash paid for debt issuance costs	(103)	(410)
Proceeds from exercise of options to acquire common stock, including employee stock purchase plan	875	386
Payment of employee withholding tax related to restricted stock units	(656)	(33)
Net cash provided by financing activities	10,261	31,428
Net (decrease)/increase in cash and cash equivalents	(41,280)	60,567
Cash and cash equivalents, beginning of period	60,801	234
Cash and cash equivalents, end of period	$19,521	$60,801
Supplemental disclosure of cash flow information
Cash paid for:
Interest	$125	$111
Income taxes	$3,819	$7,951

1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES (In thousands, except per share data) (Unaudited)
	For the Three Months Ended April 30,			For the Years Ended April 30,
	2022		2021	2022		2021
GAAP gross profit	$20,124		$28,652	$114,239		$126,828
Transition costs	—		—	—		127
Fair value inventory step-up	27		—	27		—
Non-GAAP gross profit	$20,151		$28,652	$114,266		$126,955

GAAP operating expenses	$90,897		$27,367	$170,762		$103,333
Amortization of acquired intangible assets	(3,473)		(4,068)	(13,757)		(16,304)
Goodwill impairment	(67,849)		—	(67,849)		—
Stock compensation	(476)		(810)	(2,812)		(2,910)
Transition costs	—		—	—		(137)
Technology implementation	(329)		—	(1,948)		—
COVID-19 expenses	—		—	—		(223)
Acquisition costs	(599)		—	(599)		—
Other	—		—	(40)		(125)
Non-GAAP operating expenses	$18,171		$22,489	$83,757		$83,634

GAAP operating (loss)/income	$(70,773)		$1,285	$(56,523)		$23,495
Fair value inventory step-up	27		—	27		—
Amortization of acquired intangible assets	3,473		4,068	13,757		16,304
Goodwill impairment	67,849		—	67,849		—
Stock compensation	476		810	2,812		2,910
Transition costs	—		—	—		264
Technology implementation	329		—	1,948		—
COVID-19 expenses	—		—	—		223
Acquisition costs	599		—	599		—
Other	—		—	40		125
Non-GAAP operating income	$1,980		$6,163	$30,509		$43,321

GAAP net (loss)/income	$(76,686)		$1,248	$(64,880)		$18,405
Fair value inventory step-up	27		—	27		—
Amortization of acquired intangible assets	3,473		4,068	13,757		16,304
Goodwill impairment	67,849		—	67,849		—
Stock compensation	476		810	2,812		2,910
Transition costs	—		—	—		264
Technology implementation	329		—	1,948		—
COVID-19 expenses	—		—	—		223
Related party interest income	—		—	—		(424)
Acquisition costs	599		—	599		—
Other	—		—	40		125
Tax effect of non-GAAP adjustments	5,805		(1,220)	2,520		(4,851)
Non-GAAP net income	$1,872		$4,906	$24,672		$32,956

GAAP net (loss)/income per share - diluted	$(5.71)		$0.09	$(4.66)		$1.29
Fair value inventory step-up	—		—	—		—
Amortization of acquired intangible assets	0.26		0.28	0.99		1.15
Goodwill impairment	5.05		—	4.87		—
Stock compensation	0.04		0.06	0.20		0.20
Transition costs	—		—	—		0.02
Technology implementation	0.02		—	0.14		—
COVID-19 expenses	—		—	—		0.02
Related party interest income	—		—	—		(0.03)
Acquisition costs	0.04		—	0.04		—
Other	—		—	—		0.01
Tax effect of non-GAAP adjustments	0.43		(0.09)	0.18		(0.34)
Non-GAAP net income per share - diluted	$0.14	(a)	$0.34	$1.77	(a)	$2.32
(a) Non-GAAP net income per share does not foot due to rounding.

1800 N Route Z, Suite A
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS (In thousands) (Unaudited)

	For the Three Months Ended April 30,		For the Years Ended April 30,
	2022	2021	2022	2021
GAAP net (loss)/income	$(76,686)	$1,248	$(64,880)	$18,405
Interest expense	157	49	324	111
Income tax expense	6,062	141	9,344	5,887
Depreciation and amortization	4,417	4,715	16,967	19,827
Related party interest income	—	—	—	(424)
Stock compensation	476	810	2,812	2,910
Goodwill impairment	67,849	—	67,849	—
Transition costs	—	—	—	264
Technology implementation	329	—	1,948	—
COVID-19 expenses	—	—	—	223
Fair value inventory step-up	27	—	27	—
Acquisition costs	599	—	599	—
Other	—	—	40	125
Non-GAAP Adjusted EBITDAS	$3,230	$6,963	$35,030	$47,328